Investor Presentation April 2019 1

Forward Looking Statements This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. 2

Solid Foundation With Opportunities For Growth We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Telecom Aero & & IT Europe Defense 15% Medical 4% 5% 9% North America $475 55% Asia 30% 18% Million Industrial (TTM Mar 2019) 64% Sales/Technical Office Transportation Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of March 31, 2019 3

156% Shareholder Return from 2012 to 2018 vs. 76% for S&P 500 $1.87 Billion 7.5% CAGR 9.4% to 19.6% Total Booked EBITDA Margin Sales Growth Business Expansion ▪ New business award tracking ▪ End market share gains ▪ Operational excellence ▪ Total booked business tracking ▪ New product introductions ▪ Best cost footprint ▪ Incentive structure aligned ▪ CTG single crystal acquisition ▪ Cost savings initiatives with performance ▪ Noliac acquisition ▪ Prudent expense management Note: Shareholder Return from December 31, 2012 through December 31, 2018 Sales and EBITDA comparison for continuing operations from 2012 to 2018 4

Transportation Market Sectors Non-Road Mobile Light Vehicles Commercial Vehicles Motorcycles Relevant Products Machinery Key Customers ▪ Accelerator Pedal ▪ Chassis Height Sensor ▪ DPF RF Sensor ▪ Throttle Sensor ▪ Turbo Actuator 5

Industrial Market Sectors Inkjet Print Heads HVAC Systems Commercial Sonar Security Systems Relevant Products Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ Sensors & Controls ▪ Switches ▪ EMI/RFI Filters 6

Medical Market Sectors Ultrasonic Imaging Therapeutic Ultrasound Dental Equipment Equipment Control Panel Relevant Products Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ Sensors & Controls ▪ Switches ▪ EMI/RFI Filters 7

Aero & Defense Market Sectors Torpedo Target Missile Control Sonobuoys Hydrophones Relevant Products Acquisition Communications Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control 8

Telecom & IT Market Sectors Macro Cell Small Cell Satellite Wireline Relevant Products Base Stations Base Stations Communication Infrastructure Key Customers ▪ Piezoelectric Components ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control 9

Strong Growth Drivers by End Market Transportation Industrial Medical Aero & Defense Telecom & IT 5% 4% 9% 18% 64% Goal 30-50% 20-30% 10-20% 5-15% 10-20% SAM $3.3B $1.7B $0.2B $0.7B $1.8B Expected 8% 7% 7% 10% 15% Growth* ▪ Booked Business, Share Gains ▪ 3D and textile printing ▪ Medical 3D/4D ultrasound ▪ Hydrophones for sonar ▪ 5G infrastructure build out – applications massive MIMO and small cell ▪ ▪ ▪ Actuators – Asia/EU customers Applications in flow and level HMI control for medical devices deployment sensing ▪ Military communication ▪ ▪ RF Sensing for particulate filters Wireless pacing ▪ High-speed wireline networks - $150m SAM by 2025 ▪ Up-integration into sensors ▪ Up-integration into sensors ▪ and transducers Ultrasound-based drug delivery and transducers ▪ Advanced fingerprint security, ▪ Increased Sensor Content ▪ haptics for mobile device ▪ Industrial automation and IOT Dental and therapeutic ▪ Penetration into European ▪ applications Autonomous drive – PLL ultrasound applications defense market module * SAM CAGR from 2019 to 2024 Enhancing Sales And Product Management For Organic Growth 10

Strategic M&A Approach Expand Enhance Broaden Strengthen Product Technology Geographic Customer Range Portfolio Reach Relationships Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform Pre 2016 2016 2017 2018+ Traditional Growth Bulk technology Platform Robust double-digit Bulk Technology Single Crystal Technology Tape Cast Technology growth platform SAM : $714M SAM : $46M SAM : $922M $1.7B (>2x SAM ) 11

Balanced Capital Deployment Approach Operating Cash Flow 12-15% of Sales Growth Return Capital to Investment Acquisitions Shareholders ~4% of Sales* 60-80% of Dividends & Buybacks Free Cash Flow 20-40% of Free Cash Flow *6.1% in 2018 6-8% in 2019 Capital Structure Leverage = 1.0x - 2.5x EBITDA 12

Financial Performance Trend and 2019 Guidance SalesSales Adjusted EarningsAdjusted Per EPS Share ($ Millions) $500 $1.70 $460 $470 $323 $1.50 $423 $1.53 $397 Booked $1.23 Business $1.08 $118 Q1 Actual 2016 2107 2018 2019E 2016 2017 2018 2019E Note: 2019E represents guidance provided on April 25, 2019. 13

Financial Framework Long-Term 2012 2018 Target Range Gross Margin 30.0% 35.1% 34-37% SG&A Expense 20.7% 15.6% 13-15% R&D Expense 6.9% 5.4% 5-7% CapEx 2.6% 6.1% ~4%* *6-8% in 2019 Targeting 10% Annual Growth (Organic + Inorganic) 14

Well Positioned For Growth Organic Inorganic Healthy Booked Business Strong Cash & Debt Availability ($ Millions) ($ Millions) $1,865 +23% $300 Total Facility $1,518 $101 $50 Borrowed Dec 2016 Mar 2019 Cash Debt ▪ Enhance Customer Intimacy ▪ Low leverage, debt-to-equity ratio ▪ Enhance Sales Force Capabilities ▪ Solid pipeline of M&A targets ▪ Enhance Product Management ▪ Disciplined approach focused on strategic fit, ROIC metrics ▪ R&D Investments at 5-7% of Sales 15

Appendix 16

CTS Core Values 17

Financial Summary ($ Millions, except percentages and Adjusted Diluted EPS) Q1 2019 2018 2017 2016 Net Sales $117.6 $470.5 $423.0 $396.7 Adjusted Gross Margin $40.6 $165.0 $145.2 $140.4 Adjusted Gross Margin % of Sales 34.5% 35.1% 34.3% 35.4% Depreciation and Amortization $5.9 $22.5 $20.7 $19.0 Adjusted EBITDA $22.5 $92.1 $80.0 $77.4 Adjusted EBITDA % of Sales 19.2% 19.6% 18.9% 19.5% Adjusted Diluted EPS $0.39 $1.53 $1.23 $1.08 Operating Cash Flow $9.6 $58.2 $58.0 $47.2 Total Debt / Capitalization 11.4% 11.7% 18.2% 22.1% Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. 18

Regulation G Schedules Adjusted Gross Margin ($ Millions, except percentages) Q1 Full Year 2019 2018 2018 2017 2016 Gross margin $ 40.6 $ 38.4 $ 165.0 $ 140.4 $ 140.4 Adjustments to reported gross margin: Pension settlement charge - - - 4.8 - Adjusted gross margin $ 40.6 $ 38.4 $ 165.0 $ 145.2 $ 140.4 Sales $ 117.6 $ 113.5 $ 470.5 $ 423.0 $ 396.7 Adjusted gross margin as a % of sales 34.5% 33.9% 35.1% 34.3% 35.4% 19

Regulation G Schedules Adjusted EBITDA ($ Millions, except percentages) Q1 Full Year 2019 2018 2018 2017 2016 Net earnings $ 11.4 $ 11.5 $ 46.5 $ 14.4 $ 34.4 Depreciation and amortization expense 5.9 5.5 22.5 20.7 19.0 Interest expense 0.5 0.5 2.1 3.3 3.7 Tax expense 2.9 3.8 11.6 25.8 22.9 EBITDA 20.7 21.3 82.7 64.2 80.0 Adjustments to EBITDA: Restructuring charges 2.1 1.2 4.6 4.1 3.0 Loss on sale-leaseback - - - - 0.1 Loss (gain) on sale of facilities, net of expenses - - - 0.7 (11.1) Non-recurring environmental charge - - 1.0 - - Pension settlement charge - - - 13.4 - Non-cash pension expense 0.2 - - - - Transaction costs and other one-time costs - - - 0.3 0.8 Lease termination charge - - - 0.1 0.8 Foreign currency (gain) loss (0.5) (2.0) 2.6 (3.0) 3.8 Non-recurring costs of tax improvement initiatives - 0.3 1.2 0.2 - Total adjustments to reported operating earnings 1.9 (0.5) 9.4 15.8 (2.6) Adjusted EBITDA $ 22.5 $ 20.8 $ 92.1 $ 80.0 $ 77.4 Sales $ 117.6 $ 113.5 $ 470.5 $ 423.0 $ 396.7 Adjusted EBITDA as a % of sales 19.2% 18.4% 19.6% 18.9% 19.5% 20

Regulation G Schedules Adjusted Diluted EPS Q1 Full Year 2019 2018 2018 2017 2016 Diluted earnings per share $ 0.34 $ 0.34 $ 1.39 $ 0.43 $ 1.03 Tax affected adjustments to reported diluted earnings per share: Restructuring charges 0.05 0.03 0.12 0.08 0.06 Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities - - - - 0.07 Loss (gain) on sale of facilities, net of expenses - - - 0.01 (0.22) Non-recurring environmental charge - - 0.02 - - Pension settlement charge - - - 0.26 - Non-cash pension expense 0.01 - - - - Transaction costs and other one-time costs - - - 0.01 0.02 Lease termination charge - - - - 0.02 Foreign currency (gain) loss (0.01) (0.04) 0.06 (0.07) 0.09 (Decrease) increase in recognition of valuation allowances - - (0.03) (0.05) 0.03 Tax impact of non-recurring stock compensation charge - - - - (0.02) Tax impact of U.S. tax reform - - (0.02) 0.54 - Tax impact of other foreign taxes - - - 0.02 - Discrete tax items - - (0.04) - - Non-recurring costs of tax improvement initiatives - 0.01 0.03 - - Adjusted diluted earnings per share $ 0.39 $ 0.34 $ 1.53 $ 1.23 $ 1.08 Total Debt to Capitalization Q1 As of December 31 ($ Millions, except percentages) 2019 2018 2018 2017 2016 Total debt (A) $ 50.0 $ 74.0 $ 50.0 $ 76.3 $ 90.1 Total shareholders' equity (B) $ 386.9 $ 355.7 $ 377.9 $ 343.8 $ 317.9 Total capitalization (A+B) $ 436.9 $ 429.7 $ 427.9 $ 420.1 $ 408.0 Total debt to capitalization 11.4% 17.2% 11.7% 18.2% 22.1% 21